Exhibit 10.25

Schedule to Form of Indemnification Agreement between

Ryerson Tull, Inc. and the following parties:

Jameson A. Baxter

Richard G. Cline

Gary L. Crittenden

James A. Henderson

Gregory P. Josefowicz

Jerry K. Pearlman

Neil S. Novich

Ronald L. Thompson

Jay M. Gratz

Gary J. Niederpruem

James M. Delaney

Thomas S. Cygan